UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 23, 2008
PROXYMED, INC.
(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1854 Shackleford Court, Suite 200,
Norcross, Georgia 30093-2924
(Address of principal executive offices)
(770) 806-9918
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.
     As previously reported, on July 23, 2008, ProxyMed, Inc. d/b/a MedAvant Healthcare Solutions (the “Company”) and its wholly owned subsidiaries ProxyMed Transaction Services, Inc. and ProxyMed Lab Services LLC (collectively, the “Debtors”) filed voluntary petitions seeking reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (Case No. 01-11551) (the “Chapter 11 Cases”). In addition, as previously reported, on July 23, 2008, the Debtors entered into a post-petition financing arrangement with Laurus Master Fund, Ltd. (“Laurus”), which provides debtor-in-possession financing comprised of a revolving credit facility of $8.1 million, of which $2.9 million represents new credit available to the Company, on the same terms and conditions as the Debtors’ prior credit facility with Laurus, as modified by the order of the Bankruptcy Court (the “DIP Credit Facility”).
     On July 24, 2008, the Bankruptcy Court entered an order approving the DIP Credit Facility, comprised of the $8.1 million revolving credit facility described above, on an interim basis. The DIP Credit Facility remains subject to final approval by the Bankruptcy Court, which has scheduled a hearing on such final approval of the DIP Credit Facility for August 14, 2008.
     The foregoing description of the DIP Credit Facility is a general description only and is qualified in its entirety by reference to the DIP Credit Facility, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.59.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On July 23, 2008, the Company received a Staff Determination Letter (the “Letter”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the staff of Nasdaq’s Listing Qualifications Department determined, using its discretionary authority under Nasdaq Marketplace Rule 4300 and IM-4300, that the Company’s common stock would be delisted from Nasdaq, that trading in the Company’s common stock would be suspended at the opening of trading on August 1, 2008, and that a Form 25-NSE would be filed with the Securities and Exchange Commission to deregister the Company’s common stock, unless the Company appeals Nasdaq’s determination. Nasdaq’s determination to delist the common stock was based on the following: (i) the Company’s filing of the Chapter 11 Cases on July 23, 2008; (ii) the associated public interest concerns raised by the filing of the Chapter 11 Cases; (iii) concerns regarding the residual equity interests of existing holders of the Company’s common stock; (iv) the Company’s ability to sustain compliance with all of Nasdaq’s continued listing requirements; and (v) the Company’s inability to maintain the minimum value of publicly held shares of $15,000,000 required for continued listing on the Nasdaq Global Market, as set forth in Marketplace Rule 4450(b)(3), for ten (10) or more consecutive trading days before July 21, 2008.
     The Letter also indicated that, in accordance with Marketplace Rule 4805(a), the Company would have seven (7) calendar days, or until July 30, 2008, to appeal the delisting from Nasdaq to a Listing Qualifications Panel. At this time, the Company does not plan to appeal the delisting from Nasdaq, but does intend to request that various of its current market makers continue to make markets in the Company’s common stock on the OTC Bulletin Board and/or the Pink Sheets, as the case may be. In connection with the Company’s plan to list its common stock on the OTC Bulletin Board and/or the Pink Sheets, the Company will request that one of its current market makers apply for a new ticker symbol for the Company.

Item 8.01	Other Events.
     On July 24, 2008, the Company issued a press release announcing the Bankruptcy Court’s approval of the DIP Credit Facility, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, on July 29, 2008, the Company issued a press release announcing receipt of the delisting notice from Nasdaq, a copy of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.59	Interim Order (I) Authorizing (A) Secured Post-Petition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362, and 364(c) and (d); (B) Granting Security Interests, Superpriority Claims and Adequate Protection; and (C) Use of Cash Collateral and (II) Scheduling a Final Hearing Pursuant to Bankruptcy Rule 4001(c) (setting forth the terms of the DIP Credit Facility)

99.1	Press Release of MedAvant, dated July 24, 2008, announcing interim approval of DIP Credit Facility.

99.2	Press Release of MedAvant, dated July 29, 2008, announcing receipt of delisting notice from Nasdaq.
Forward-Looking Statements
     Statements contained in this Current Report on Form 8-K contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements present expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They frequently are accompanied by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. In particular, these include, but are not limited to, statements relating to: the Company’s ability to obtain bankruptcy approval of the DIP Credit Facility; operate pursuant to the terms of the DIP Credit Facility; fund its working capital needs through the expiration of DIP Credit Facility; complete the Chapter 11 process in a timely manner; and continue to operate in its ordinary course and manage its relationships with its creditors, noteholders, vendors, employees and customers given the Company’s financial condition. Actual results may differ significantly from projected results due to a number of factors, including, but not limited to, the soundness of the Company’s business strategies relative to perceived market opportunities; the Company’s assessment of the healthcare industry’s need, desire and ability to become technology efficient; market acceptance of the Company’s products and services; and the Company’s ability and that of its business associates to comply with various government rules regarding healthcare information and patient privacy.
     Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The Company’s future results and shareholder values may differ materially from those expressed in the forward-looking statements. Many of the factors that will determine these results and values are beyond the Company’s ability to control or predict. The Company refers you to the cautionary statements and risk factors set forth in the documents it files from time to time with the SEC, particularly its Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2008, as filed with the SEC on May 23, 2008, and its Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on April 15, 2008. Shareholders are cautioned not to put undue reliance on any forward-looking statements. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company expressly disclaims any intent or obligation to update any forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.
Date: July 29, 2008	/s/ Peter E. Fleming, III
Peter E. Fleming, III
Chief Executive Officer